                                   VAN KAMPEN
                              AMERICAN VALUE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                         VAN KAMPEN AMERICAN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13

MSAV SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999
Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating indicates that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies-- suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

        [SIG]                                          [SIG]

Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                   4.9%
Capital Goods             4.4%
Communications            4.3%
Computers                 6.5%
Consumer - Staples        5.6%
Energy                    4.3%
Finance                   6.0%
Health Care               8.6%
Metals                    4.5%
Utilities                 6.0%
Other                    44.9%

                                                                TOTAL RETURNS**
                     ------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL
                                                                         --------------------------------------------------
                           SIX MONTHS                                          FIVE YEAR
                     ----------------------           ONE YEAR           ----------------------       SINCE INCEPTION
                                  WITHOUT    --------------------------               WITHOUT    --------------------------
                     WITH SALES    SALES      WITH SALES     WITHOUT     WITH SALES    SALES      WITH SALES     WITHOUT
                      CHARGE*      CHARGE      CHARGE*     SALES CHARGE   CHARGE*      CHARGE      CHARGE*     SALES CHARGE
---------------------------------------------------------------------------------------------------------------------------
Class A Shares           -5.96 %     -0.23 %       3.41  %       9.69  %     16.00 %     17.38 %      15.38  %      16.69  %
---------------------------------------------------------------------------------------------------------------------------
Class B Shares+          -5.28 %     -0.61 %       3.84  %       8.84  %    N/A         N/A           19.11  %      19.59  %
---------------------------------------------------------------------------------------------------------------------------
Class C Shares           -1.54 %     -0.61 %       7.83  %       8.83  %     16.48 %     16.48 %      15.79  %      15.79  %
---------------------------------------------------------------------------------------------------------------------------
Russell 2500
Small Company
Index:                  N/A          -4.99 %    N/A              0.38  %    N/A          14.13 %    N/A             13.57  %
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index           N/A           9.22 %    N/A             28.57  %    N/A          24.06 %    N/A             23.06  %
---------------------------------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
  THE RUSSELL 2500 SMALL COMPANY INDEX AND S&P 500 INDEX ARE UNMANAGED INDICES OF COMMON STOCKS. THE S&P 500 INDEX ASSUMES DIVIDENDS ARE REINVESTED.
  PAST PERFORMANCE IS
  NOT PREDICTIVE OF FUTURE
  PERFORMANCE.

TOP FIVE HOLDINGS
                                                    PERCENT OF NET
ISSUER                                 SECTOR           ASSETS
--------------------------------  ----------------  ---------------
Allmerica Financial Corp.             Finance               2.1%
Heller Financial, Inc.                Finance               1.6%
Informix Corp.                     Communications           1.6%
Fresh Del Monte Produce, Inc.        Consumer -             1.6%
                                      Staples
CalEnergy Co., Inc.                  Utilities              1.5%

TOP FIVE SECTORS
                          VALUE      PERCENT OF
SECTOR                    (000)      NET ASSETS
----------------------  ---------  --------------
Health Care             $  56,849          8.6%
Computers                  43,036          6.5%
Finance                    39,885          6.0%
Utilities                  39,496          6.0%
Consumer - Staples         36,901          5.6%

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Van Kampen American Value Fund seeks to invest in small- to medium-sized companies that our research indicates are undervalued with improving business prospects. The Fund's approach to value investing seeks to outperform the Russell 2500 Small Company Index, an unmanaged index of common stock.

PERFORMANCE
For the six months ended December 31, 1998, the Van Kampen American Value Fund generated a total return of -0.23 percent for the Class A shares at net asset value, compared to a total return of -4.99 percent for the Russell 2500 Small Company Index.

Looking at performance on a quarterly basis, the Fund posted a return of -15.7 percent during the third quarter, compared to -19.1 percent for the index. For the fourth quarter, the Fund returned 18.42 percent, versus 17.40 percent for the index. The majority of the Fund's outperformance of the index was mainly due to positive stock selection.

MARKET OVERVIEW
The tumultuous stock market in the second half of 1998 caused the Van Kampen American Value Fund's returns to fluctuate widely. The third quarter of 1998 was very difficult for the stock market in general, and for smaller stocks in particular. As tends to happen after difficult market environments, however, smaller stocks benefited from improving market conditions. The rebound in the fourth quarter compensated somewhat for the year's earlier declines. The American Value Fund was able to stay ahead of the index during both the market decline and the recovery that followed.

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

STRATEGY
Our stock selection process favors companies that offer the greatest value in terms of price/earnings ratio and earnings growth rate. Among the companies offering attractive value, we generally favor those with improving near-term business prospects relative to investor expectations. To help control risk, the Fund is typically diversified across the major economic sectors.

Stock selection in the technology sector was the largest contributor to relative performance in the second half of 1998. We were able to capitalize in two areas within the technology sector. In the video game industry, positive investment performance was driven primarily from our position in Acclaim Entertainment, which benefited from the release of several hit video-game titles. The Fund also benefited from two turnaround situations in the software industry, Novell and Informix. Both companies reignited their earnings growth under new management teams through a combination of strong new product offerings and expense control. Other technology stocks that helped performance include Xircom, Flextronics, and General Instruments. In addition, stock selection in the food and tobacco and health care industries also contributed positively to the Fund's results.

On the negative side, the two most significant factors were our underweighting of Internet stocks and our stock selection in heavy industry companies. For example, poor performance from stocks such as Flowserve, Interim Services, and Safety-Kleen had a negative effect on the Fund's performance.

We have found that a combination of valuation and business momentum criteria is extremely valuable in identifying candidates for purchase. We try to reach a rational trade-off between a stock's valuation, growth potential, and near-term business momentum. We believe our multifactor approach produces a successful security-selection process because it allows us to strike a balance between the valuation of a company's shares and its long-term business prospects. This approach gives us an advantage over "single-factor" investment strategies--that is, strategies that focus heavily on only one variable (such as earnings growth, earnings momentum, or low price-valuation) at the exclusion of other factors. Often, these excluded factors can yield valuable insights when given proper consideration.

While our investment process is driven primarily by bottom-up considerations, we also take into account broad macroeconomic trends that influence the outlook for certain industries. Our selection process targets companies within industries that we believe are positioned to benefit from prevailing economic trends or that have attractive valuation rankings. A combination of fundamental investment insights and quantitative inputs is used to focus research attention on the most attractive sectors of the market in a timely fashion.

In the third quarter, we made a commitment to finding attractive utility stocks. We were able to find a number of utility companies with reasonably priced stocks that had stable or improving business prospects. In general, utility stocks tend to perform relatively well in difficult market environments.

We reduced our holdings in financial services companies, due to relatively flat yield curves and concerns that credit quality may be peaking for many lending institutions. We also decreased our holdings in housing and retail stocks because of slowing growth in the domestic economy.

In the latter part of 1998 we focused less on general industry trends and more on individual stocks. We looked for companies that we believe will be increasing their profits. We have continued to seek companies that, despite today's disinflationary trends, will be able to achieve reasonable profit growth. As an example, we looked for companies that might benefit from cost reductions, such as Heller Financial; companies with strong new product cycles, such as Informix Corp.; and companies with competitive pricing, such as Bally Total Fitness.

We are currently increasing our exposure to auto-parts companies. We believe the estimates for these companies are too conservative, due to cost-cutting, acquisitions, and solid prospects for North American auto production. In addition, we have made recent purchases in other undervalued cyclical areas, including some basic resource stocks.

--------------
           4

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

OUTLOOK
Our outlook calls for a continuation of the difficult environment for profit growth. The market remains expensive, narrow, and jubilant. Interest rates and inflation will probably not provide the same degree of positive backdrop as in 1998, but neither do we see much risk there in the first half of 1999. The tug between uncertain profits and favorable liquidity conditions will together create continuing volatility. In such an environment, we continue to work hard to find undervalued companies that offer the potential for solid earnings growth. When we have been right about the earnings of our holdings, our approach has produced outperformance relative to the Fund's benchmark. We also continue to believe that smaller stocks remain attractive relative to larger stocks.

William Gerlach   Chris Leavy       Gary Schlarbaum
PORTFOLIO         PORTFOLIO         PORTFOLIO
MANAGER           MANAGER           MANAGER

                                                              ------------------

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (90.8%)
  AEROSPACE (0.3%)
   (a)22,700   Alliant TechSystems, Inc.........................  $  1,871
                                                                  --------
  BANKING (4.9%)
      73,750   AmSouth Bancorp..................................     3,365
      72,350   Comerica, Inc....................................     4,933
      39,600   Compass Bancshares, Inc..........................     1,507
      54,700   Dime Bancorp, Inc................................     1,446
     142,700   First American Corp., Tennessee..................     6,332
      60,400   First Tennessee National Corp....................     2,299
     169,500   Greenpoint Financial Corp........................     5,954
      44,600   Mercantile Bankshares Corp.......................     1,717
      22,100   National Commerce Bancorp........................       416
      39,800   New England Community Bancorp, Inc., 'A'.........       796
     117,200   Prime Bancshares, Inc............................     2,022
      53,250   Queens County Bancorp, Inc.......................     1,584
      10,000   Western Bancorp..................................       293
                                                                  --------
                                                                    32,664
                                                                  --------
  BUILDING (2.5%)
  (a)127,000   AFC Cable Systems, Inc...........................     4,270
      53,700   D.R. Horton, Inc.................................     1,235
     169,200   Southdown, Inc...................................    10,015
       7,400   Vulcan Materials Co..............................       974
                                                                  --------
                                                                    16,494
                                                                  --------
  CAPITAL GOODS (4.4%)
      25,300   Case Corp........................................       552
    (a)2,600   Cherry Corp., 'A'................................        40
      42,700   Federal-Mogul Corp...............................     2,541
     212,600   Flowserve Corp...................................     3,521
      27,700   Manitowoc Co., Inc...............................     1,229
  (a)116,900   Procom Technology, Inc...........................     1,147
  (a)495,400   Republic Services, Inc. 'A'......................     9,134
  (a)148,400   Safe Skin Corp...................................     3,580
  (a)244,575   Safety-Kleen Corp................................     3,455
   (a)12,500   Stoneridge, Inc..................................       284
      31,600   Sundstrand Corp..................................     1,639
   (a)81,900   Tower Automotive, Inc............................     2,042
                                                                  --------
                                                                    29,164
                                                                  --------
  CHEMICALS (1.3%)
     319,200   Crompton & Knowles Corp..........................     6,603
      17,400   Quaker Chemical Corp.............................       313
      69,000   Solutia, Inc.....................................     1,544
                                                                  --------
                                                                     8,460
                                                                  --------
  COMMUNICATIONS (4.3%)
   (a)76,100   ADC Telecom, Inc.................................     2,644
   (a)23,600   Dialogic Corp....................................       464
  (a)167,400   Digital Equipment Corp...........................     1,146
      34,300   ECI Telecommunications...........................     1,222
   (a)70,000   General Instrument Corp..........................     2,681
(a)1,055,700   Informix Corp....................................    10,425
   (a)56,400   Journal Register Co..............................       846
   (a)24,400   Metronet Communications Corp., 'B'...............       817
   (a)18,100   Orange plc ADR...................................     1,045
   (a)33,800   Tekelec..........................................       560

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  (a)188,800   United Video Satellite Group.....................  $  4,460
   (a)93,700   Western Wireless Corp., 'A'......................     2,061
                                                                  --------
                                                                    28,371
                                                                  --------
  COMPUTERS (6.5%)
   (a)67,500   Advanced Micro Devices...........................     1,953
   (a)54,200   Apple Computer, Inc..............................     2,219
  (a)412,100   Cabletron Systems................................     3,451
   (a)81,900   Computer Horizons Corp...........................     2,181
  (a)147,500   Genrad, Inc......................................     2,323
      74,100   HBO & Co.........................................     2,126
   (a)39,100   NCR Corp.........................................     1,632
  (a)104,900   Object Design, Inc...............................       695
  (a)222,700   Pinnacle Systems, Inc............................     7,962
  (a)144,400   Quadramed Corp...................................     2,960
   (a)33,300   Radisys Corp.....................................       999
   (a)58,900   SCI Systems, Inc.................................     3,401
  (a)189,200   Seagate Technology, Inc..........................     5,723
  (a)169,000   Sybase, Inc......................................     1,252
   (a)92,800   3Com Corp........................................     4,159
                                                                  --------
                                                                    43,036
                                                                  --------
  CONSUMER--DURABLES (2.5%)
      97,900   Alpharma, Inc....................................     3,457
      56,200   Arvin Industries, Inc............................     2,343
      59,800   Earthgrains Co...................................     1,850
   (a)69,800   Pacific Sunwear of California....................     1,143
      36,700   Rite Aid Corp....................................     1,819
      85,500   Schulman Inc. 'A'................................     1,940
  (a)100,900   Sybron International Corp........................     2,743
   (a)73,300   Theragenics Corp.................................     1,232
                                                                  --------
                                                                    16,527
                                                                  --------
  CONSUMER--RETAIL (2.6%)
  (a)108,400   Best Buy Co., Inc................................     6,653
   (a)83,100   BJ's Wholesale Club, Inc.........................     3,849
     116,500   Ross Stores, Inc.................................     4,587
   (a)93,700   School Specialty, Inc............................     2,003
                                                                  --------
                                                                    17,092
                                                                  --------
  CONSUMER--SERVICE & GROWTH (1.1%)
  (a)339,500   Condor Technology Solutions......................     3,395
     190,800   Loewen Group, Inc................................     1,610
  (a)151,500   Nabors Industries, Inc...........................     2,055
                                                                  --------
                                                                     7,060
                                                                  --------
  CONSUMER--STAPLES (5.6%)
  (a)103,800   Blyth Industries, Inc............................     3,244
  (a)228,800   Consolidated Cigar Holdings, Inc.................     4,047
      71,700   Dial Corp........................................     2,070
  (a)479,700   Fresh Del Monte Produce, Inc.....................    10,403
  (a)121,400   General Cigar Holdings, Inc......................     1,055
     133,700   Michael Foods, Inc...............................     4,011
  (a)264,600   Omega Protein Corp...............................     2,679
      18,000   Standard Commercial Corp.........................       137
  (a)181,700   Suiza Foods Corp.................................     9,255
                                                                  --------
                                                                    36,901
                                                                  --------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  ELECTRIC (1.7%)
  (a)187,000   Celestica, Inc...................................  $  4,617
     152,600   Dpl. Inc.........................................     3,300
      39,900   DQE, Inc.........................................     1,753
      26,900   Florida Progress Corp............................     1,205
                                                                  --------
                                                                    10,875
                                                                  --------
  ENERGY (4.3%)
     110,000   Asarco, Inc......................................     1,657
     106,600   BJ Services Co...................................     1,666
       2,700   Black Hills Corp.................................        71
      33,200   Burlington Resources, Inc........................     1,189
      70,500   Energy East Corp.................................     3,983
      89,500   Enron Oil & Gas Co...............................     1,544
      66,200   Halliburton Co...................................     1,961
     231,200   Illinova Corp....................................     5,780
      33,700   MCN Corp.........................................       642
   (a)87,400   Mueller Industries, Inc..........................     1,775
  (a)111,100   National-Oilwell, Inc............................     1,243
      14,700   Nicor, Inc.......................................       621
      23,400   Noble Affiliates, Inc............................       576
  (a)171,324   Ocean Energy, Inc................................     1,081
   (a)49,200   Smith International Inc..........................     1,239
  (a)313,000   Stolt Comex Seaway, S.A..........................     2,113
      38,000   Suburban Propane Partners........................       713
       8,900   Ultramar Diamond Shamrock Corp...................       216
      44,700   Vintage Petroleum, Inc...........................       386
                                                                  --------
                                                                    28,456
                                                                  --------
  ENTERTAINMENT (4.2%)
  (a)760,300   Acclaim Entertainment, Inc.......................     9,314
  (a)389,300   Bally Total Fitness Holdings Co..................     9,186
  (a)153,100   Electronics Boutique Holdings Co.................     3,119
  (a)126,300   Hollywood Entertainment Corp.....................     3,442
    (a)9,300   Imax Corp........................................       294
  (a)152,600   Musicland Stores Corp............................     2,278
                                                                  --------
                                                                    27,633
                                                                  --------
  FINANCE (6.0%)
     235,700   Allmerica Financial Corp.........................    13,641
      34,300   Golden West Financial Corp.......................     3,145
     370,100   Heller Financial, Inc............................    10,872
      24,900   Investors Financial Services Corp................     1,485
      77,300   Nationwide Financial Services, Inc., 'A'.........     3,995
      16,300   Nationwide Health Properties, Inc................       351
      12,400   SL Green Realty Corp.............................       268
     258,700   Waddell & Reed Financial, Inc., 'A'..............     6,128
                                                                  --------
                                                                    39,885
                                                                  --------
  FINANCE--DIVERSIFIED (4.1%)
  (a)190,200   Affiliated Managers Group, Inc...................     5,682
      78,800   AMB Property Corp................................     1,734
   (a)21,700   Cadillac Fairview Corp...........................       406
      29,600   CMAC Investment Corp.............................     1,360
      50,100   Cousins Properties, Inc..........................     1,616
     234,900   Crescent Real Estate Equities Co. REIT...........     5,403
      71,200   Developers Diversified Realty Corp...............     1,264
      82,000   Duke Realty Investment, Inc. REIT................     1,907
      35,000   First Washington Realty Trust, Inc...............       829
      26,500   Glenborough Realty Trust, Inc....................       540
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      57,000   JDN Realty Corp..................................  $  1,229
      36,100   Lasalle Hotel Properties REIT....................       375
      48,600   Liberty Property Trust, REIT.....................     1,197
      58,500   Manufactured Home Communities, Inc. REIT.........     1,466
      28,800   Newhall Land & Farming Co., LP...................       749
      49,300   Simon Property Group Inc.........................     1,405
    (a)5,250   Wellsford Properties, Inc........................        54
                                                                  --------
                                                                    27,216
                                                                  --------
  HEALTH CARE (8.6%)
  (a)202,900   American Medical Security Group..................     2,904
   (a)23,200   Amerisource Health Corp., 'A'....................     1,508
   (a)37,800   Barr Laboratories, Inc...........................     1,814
  (a)140,600   Biochem Pharmaceuticals, Inc.....................     4,025
      63,100   Biomatrix, Inc...................................     3,676
      21,500   Biogen, Inc......................................     1,785
   (a)79,100   Conmed Corp......................................     2,610
  (a)600,400   Del Global Technologies Corp.....................     6,905
    (a)4,000   Dental Care Alliance, Inc........................        48
   (a)28,700   Forest Laboratories, Inc., 'A'...................     1,526
   (a)29,000   Genzyme Corp.....................................     1,443
  (a)181,000   Guilford Pharmaceuticals, Inc....................     2,579
   (a)56,800   Lincare Holdings, Inc............................     2,304
     186,600   Mylan Laboratories, Inc..........................     5,878
  (a)129,300   Oxford Health Plans..............................     1,923
   (a)35,300   Preclose, Inc....................................     1,169
  (a)117,100   Steris Corp......................................     3,330
      79,900   Teva Pharmaceutical ADR..........................     3,251
  (a)209,500   Trigon Healthcare, Inc...........................     7,817
   (a)18,500   Zonagen, Inc.....................................       354
                                                                  --------
                                                                    56,849
                                                                  --------
  INDUSTRIAL (1.4%)
  (a)127,600   Lear Corp........................................     4,913
      33,900   Martin Marietta Corp.............................     2,108
     271,300   National Steel Corp. 'B'.........................     1,933
       9,600   Prologis Trust...................................       199
      15,900   Steelcase, Inc...................................       261
                                                                  --------
                                                                     9,414
                                                                  --------
  INSURANCE (1.3%)
         600   ESG Re, Ltd......................................        12
      42,600   EXEL Ltd.........................................     3,195
      87,400   Everest Reinsurance Holdings, Inc................     3,403
  (a)132,600   Scottish Annuity & Life Holdings Co..............     1,823
                                                                  --------
                                                                     8,433
                                                                  --------
  METALS (4.5%)
     169,600   Agnico-Eagle Mines Ltd...........................       700
     226,100   AK Steel Holding Corp............................     5,313
  (a)238,300   Ashann Goldfields................................     2,234
     255,800   Barrick Gold Corp................................     4,988
     193,500   Homestake Mining Co..............................     1,778
     276,000   LTV Corp.........................................     1,604
  (a)114,100   Stillwater Mining Co.............................     4,678
     178,600   Tosco Corp.......................................     4,621
     177,400   USX-U.S. Steel Group, Inc........................     4,080
                                                                  --------
                                                                    29,996
                                                                  --------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  MISCELLANEOUS (1.0%)
      90,900   S & P Mid Cap 400 Depositary Receipts............  $  6,613
                                                                  --------
  PAPER & PACKAGING (1.5%)
      49,400   Bowater, Inc.....................................     2,047
  (a)151,400   Valassis Communications, Inc.....................     7,816
                                                                  --------
                                                                     9,863
                                                                  --------
  RESTAURANTS (0.4%)
  (a)152,700   Friendly Ice Cream Corp..........................       935
  (a)125,700   Rare Hospitality International, Inc..............     1,760
                                                                  --------
                                                                     2,695
                                                                  --------
  RETAIL (2.2%)
   (a)28,100   Ames Department Stores, Inc......................       759
  (a)104,000   Ann Taylor Stores Corp...........................     4,102
    (a)7,600   Columbia Sportswear Co...........................       128
  (a)151,800   Dress Barn, Inc..................................     2,305
  (a)158,700   800-JR Cigar, Inc................................     3,690
  (a)167,300   Novel Denim Holdings, Ltd........................     3,555
                                                                  --------
                                                                    14,539
                                                                  --------
  SERVICES (1.9%)
   (a)36,250   FISERV, Inc......................................     1,865
     142,000   Harnischfeger Industries, Inc....................     1,447
   (a)48,600   Innotrac Corp....................................       881
    (a)3,700   Manhattan Associates, Inc........................       101
  (a)204,200   Modis Professional Services, Inc.................     2,961
      26,800   Ogden Crop.......................................       672
   (a)58,800   TMP Worldwide, Inc...............................     2,470
    (a)8,400   Veterinary Centers of America, Inc...............       167
      71,500   Viad Corp........................................     2,172
                                                                  --------
                                                                    12,736
                                                                  --------
  TECHNOLOGY (2.2%)
   (a)35,400   Altera Corp......................................     2,155
   (a)65,300   Infoseek Corp....................................     3,224
   (a)33,400   Mentor Graphics Corp.............................       284
  (a)124,300   Symantec Corp....................................     2,704
   (a)40,800   Teradyne, Inc....................................     1,729
   (a)77,200   Verio, Inc.......................................     1,727
   (a)29,700   Vitesse Semiconductor............................     1,355
   (a)25,700   XILINX, Inc......................................     1,674
                                                                  --------
                                                                    14,852
                                                                  --------
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  TRANSPORTATION (3.5%)
   (a)92,900   Atlas Air, Inc...................................  $  4,546
      20,200   Canadian National Railway Co.....................     1,048
     265,100   CNF Transportation, Inc..........................     9,620
   (a)15,000   Jevic Transportation, Inc........................       118
    (a)8,900   Midway Airlines Corp.............................       107
      81,300   Teekay Shipping Corp.............................     1,529
   (a)55,700   U.S. Xpress Enterprises, Inc., 'A'...............       836
     255,400   Wabash National Corp.............................     5,188
                                                                  --------
                                                                    22,992
                                                                  --------
  UTILITIES (6.0%)
      84,100   Allegheny Energy, Inc............................     2,901
  (a)291,400   CalEnergy Co., Inc...............................    10,108
      15,500   Eastern Enterprises..............................       678
     234,400   LG&E Energy Corp.................................     6,636
      59,100   Minnesota Power & Light Co.......................     2,600
      63,900   Montana Power Co.................................     3,614
     129,100   New Century Energies, Inc........................     6,294
     101,100   Pinnacle West Capital Corp.......................     4,284
      45,200   Public Service Co. of New Mexico.................       924
       5,300   SJW Corp.........................................       311
      36,400   Wisconsin Energy.................................     1,146
                                                                  --------
                                                                    39,496
                                                                  --------
TOTAL COMMON STOCKS (COST $549,631).............................   600,183
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  BANKING (0.0%)
   (a)37,800   Golden State Bancorp, Inc., expiring 1/1/01 (COST
                 $203)..........................................       172
                                                                  --------
TOTAL INVESTMENTS (90.8%) (COST $549,834).......................   600,355
OTHER ASSETS IN EXCESS OF LIABILITIES (9.2%)....................    60,736
                                                                  --------
NET ASSETS (100%)...............................................  $661,091
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                          (000)
-----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $549,834)     $600,355
  Receivable for:
    Investments Sold                     87,919
    Dividends                               632
    Fund Shares Sold                        425
    Interest                                  8
                                       --------
    Total Assets                        689,339
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased                25,620
    Fund Shares Redeemed                    847
    Distribution Fees                       776
    Investment Advisory Fees                456
    Administrative Fees                     134
    Custody Fees                            124
    Shareholder Reporting Expenses           99
    Transfer Agent Fees                      80
    Filing and Registration Fees             29
    Professional Fees                        23
    Directors' Fees and Expenses              9
  Other                                      51
                                       --------
  Total Liabilities                      28,248
                                       --------
  NET ASSETS                           $661,091
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $     33
  Paid in Capital in Excess of Par      651,332
  Accumulated Net Investment Loss        (1,021)
  Accumulated Net Realized Loss         (39,774)
  Unrealized Appreciation on
    Investments                          50,521
                                       --------
NET ASSETS                             $661,091
                                       --------
                                       --------
CLASS A SHARES:
  Net Assets                           $221,103
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       11,040
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $221,103,080 and
    11,039,998 Shares Outstanding)     $  20.03
                                       --------
                                       --------
  Maximum Sales Charge                    5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $  21.25
                                       --------
                                       --------
CLASS B SHARES:
  Net Assets                           $301,959
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       15,248
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $301,959,167 and 15,247,742
    Shares Outstanding)*               $  19.80
                                       --------
                                       --------
CLASS C SHARES:
  Net Assets                           $138,029
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        6,967
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $138,029,092 and 6,967,151 Shares
    Outstanding)*                      $  19.81
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                          (000)
-----------------------------------------------
INVESTMENT INCOME:
  Dividends                            $  3,196
  Interest                                1,870
                                       --------
   Total Income                           5,066
                                       --------
EXPENSES:
  Investment Advisory Fees                2,606
    Less: Fees Waived                       (33)
                                       --------
  Net Investment Advisory Fees            2,573
  Distribution Fees
    Class A                                 263
    Class B                               1,380
    Class C                                 635
  Administrative Fees                       772
  Custodian Fees                            123
  Transfer Agent Fees                       120
  Shareholder Reports                        93
  Professional Fees                          48
  Directors' Fees and Expenses                4
  Amortization of Organizational
    Costs                                     1
  Other                                      69
                                       --------
   Net Expenses                           6,081
                                       --------
Net Investment Loss                      (1,015)
                                       --------
NET REALIZED LOSS ON:
  Investments                           (36,696)
                                       --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                            33,775
                                       --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation              (2,921)
                                       --------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $ (3,936)
                                       --------
                                       --------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                      $    (1,015)        $ (1,791)
  Net Realized Gain (Loss)                                     (36,696)          45,496
  Change in Unrealized Appreciation/Depreciation                33,775            4,044
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (3,936)          47,749
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (122)
  Class B                                                           --              (29)
  Class C                                                           --              (25)
                                                            ----------  ---------------
                                                                    --             (176)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                      (12,658)          (5,303)
  Class B                                                      (17,438)          (5,203)
  Class C                                                       (7,981)          (3,629)
                                                            ----------  ---------------
                                                               (38,077)         (14,135)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (38,077)         (14,311)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   149,242          558,778
  Distributions Reinvested                                      31,597           12,507
  Redeemed                                                     (95,072)         (69,473)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  85,767          501,812
                                                            ----------  ---------------
  Total Increase in Net Assets                                  43,754          535,250
NET ASSETS--Beginning of Period                                617,337           82,087
                                                            ----------  ---------------
NET ASSETS--End of Period (Including net
  investment loss/distributions in excess of net
  investment income of $(1,021) and $(6),
  respectively)                                            $   661,091         $617,337
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  2,907            9,937
     Distributions Reinvested                                      579              269
     Redeemed                                                   (2,761)          (1,843)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                      725            8,363
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    56,598         $205,042
     Distributions Reinvested                                   11,026            5,049
     Redeemed                                                  (51,996)         (37,455)
                                                            ----------  ---------------
   Net Increase                                            $    15,628         $172,636
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   213,618         $197,990
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  3,262           12,495
     Distributions Reinvested                                      769              239
     Redeemed                                                   (1,513)            (875)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    2,518           11,859
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    64,256         $257,479
     Distributions Reinvested                                   14,494            4,461
     Redeemed                                                  (27,972)         (18,025)
                                                            ----------  ---------------
   Net Increase                                            $    50,778         $243,915
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   308,667         $257,889
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,448            4,675
     Distributions Reinvested                                      322              160
     Redeemed                                                     (811)            (671)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                      959            4,164
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    28,388         $ 96,257
     Distributions Reinvested                                    6,077            2,997
     Redeemed                                                  (15,104)         (13,993)
                                                            ----------  ---------------
   Net Increase                                            $    19,361         $ 85,261
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   129,080         $109,719
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                       CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS ENDED             YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND        DECEMBER 31, 1998  ------------------------------------------   OCTOBER 18, 1993*
RATIOS                                   (UNAUDITED)      1998#       1997       1996       1995    TO JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $   21.34  $   17.59  $   14.63  $   12.89  $   11.70          $    12.00
                                            --------  ---------  ---------  ---------  ---------            --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (Loss)                  0.01      (0.02)      0.20       0.27       0.27                0.17
  Net Realized and Unrealized
    Gain (Loss)                                (0.12)      4.84       4.05       1.94       1.44               (0.30)
                                            --------  ---------  ---------  ---------  ---------            --------
  Total from Investment
    Operations                                 (0.11)      4.82       4.25       2.21       1.71               (0.13)
                                            --------  ---------  ---------  ---------  ---------            --------
DISTRIBUTIONS
  Net Investment Income                           --      (0.03)     (0.20)     (0.27)     (0.28)              (0.17)
  In Excess of Net Investment
    Income                                        --      (0.00)++     (0.00)++     (0.01)        --                 --
  Net Realized Gain                            (1.20)     (1.04)     (1.09)     (0.19)     (0.24)                 --
                                            --------  ---------  ---------  ---------  ---------            --------
  Total Distributions                          (1.20)     (1.07)     (1.29)     (0.47)     (0.52)              (0.17)
                                            --------  ---------  ---------  ---------  ---------            --------
NET ASSET VALUE, END OF PERIOD             $   20.03  $   21.34  $   17.59  $   14.63  $   12.89          $    11.70
                                            --------  ---------  ---------  ---------  ---------            --------
                                            --------  ---------  ---------  ---------  ---------            --------
TOTAL RETURN (1)                               (0.23)%     28.26%     30.68%     17.41%     15.01%              (1.12)%
                                            --------  ---------  ---------  ---------  ---------            --------
                                            --------  ---------  ---------  ---------  ---------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $          221,103  $ 220,100  $  34,331  $  19,674  $  20,675  $           10,717
Ratio of Expenses to Average Net
  Assets                                        1.50%**      1.50%      1.50%      1.50%      1.50%               1.50%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets                  0.16%**     (0.09)%      1.25%      1.90%      2.29%               2.14%**
Portfolio Turnover Rate                          131%       207%        73%        41%        23%                 17%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income             $             0.00++ $    0.02 $    0.04  $    0.04  $    0.05  $             0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net Assets                1.50%**      1.58%      1.76%      1.81%      1.96%               2.48%**
  Net Investment Income (Loss)
    to Average Net Assets                       0.16%**     (0.18)%      0.98%      1.59%      1.83%               1.16%**
--------------------------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                  -------------------------------------------------------------------------
                                    SIX MONTHS ENDED        YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND        DECEMBER 31, 1998  -------------------------------    AUGUST 1, 1995+ TO
RATIOS                                   (UNAUDITED)            1998#            1997         JUNE 30, 1996
--------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $   21.20       $    17.59       $   14.63             $   13.37
                                            --------  ---------------         -------                ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (Loss)                 (0.05)           (0.17)           0.09                  0.15
  Net Realized and Unrealized
    Gain (Loss)                                (0.15)            4.83            4.05                  1.46
                                            --------  ---------------         -------                ------
  Total from Investment
    Operations                                 (0.20)            4.66            4.14                  1.61
                                            --------  ---------------         -------                ------
DISTRIBUTIONS
  Net Investment Income                           --            (0.01)          (0.09)                (0.15)
  In Excess of Net Investment
    Income                                        --            (0.00           (0.00  +                (0.01)
  Net Realized Gain                            (1.20)           (1.04)          (1.09)                (0.19)
                                            --------  ---------------         -------                ------
  Total Distributions                          (1.20)           (1.05)          (1.18)                (0.35)
                                            --------  ---------------         -------                ------
NET ASSET VALUE, END OF PERIOD             $   19.80       $    21.20       $   17.59             $   14.63
                                            --------  ---------------         -------                ------
                                            --------  ---------------         -------                ------
TOTAL RETURN (1)                               (0.61)%           27.30%          29.77%                12.29%
                                            --------  ---------------         -------                ------
                                            --------  ---------------         -------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $          301,959  $       269,836  $       15,331  $              2,485
Ratio of Expenses to Average Net
  Assets                                        2.25%**            2.25%           2.25%                 2.25%**

Ratio of Net Investment Income
  (Loss) to Average Net Assets                 (0.59 %**           (0.84)%           0.40%                 1.18%**

Portfolio Turnover Rate                          131%             207%             73%                   41%
--------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income             $             0.00++ $          0.02 $         0.06  $               0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net Assets                2.25%**            2.33%           2.48%                 2.61%**

  Net Investment Income (Loss)
    to Average Net Assets                      (0.59 %**           (0.93)%           0.14%                 0.82%**

--------------------------------------------------------------------------------------------------------------------


                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS
                                    ENDED                                                                     OCTOBER 18,
                             DECEMBER 31,                        YEAR ENDED JUNE 30,                                1993*
SELECTED PER SHARE DATA              1998    ------------------------------------------------------------     TO JUNE 30,
AND RATIOS                    (UNAUDITED)           1998#            1997            1996            1995            1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      21.20    $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.05)          (0.17)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.14)           4.83            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                      (0.19)           4.66            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --           (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.20)          (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.20)          (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      19.81    $      21.20    $      17.59    $      14.64    $      12.89    $      11.69
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    (0.61)%         27.28%          29.67%          16.50%          14.13%          (1.70)%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    138,029    $    127,401    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.25%           2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.59)%**        (0.84)%         0.49%           1.17%           1.54%           1.39%**
Portfolio Turnover Rate               131%            207%             73%             41%             23%             17%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.00++  $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.25%**         2.33%           2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.59)%**        (0.92)%         0.22%           0.84%           1.08%           0.36%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen American Value Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on October 18, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

                                                              ------------------
                                                                    13

                         VAN KAMPEN AMERICAN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                             CLASS B
                                     CLASS A             AND CLASS C
                              MAX. OPERATING          MAX. OPERATING
ADVISORY FEE                   EXPENSE RATIO           EXPENSE RATIO
--------------------  ----------------------  ----------------------
       0.85%
                                    1.50%                   2.25%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $201,548 for Class A shares and deferred sales charges of $16,474, $561,858 and $42,388 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affliliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $761,591,000 and sales of approximately $705,571,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                                               NET
 COST             APPREC.          (DEPREC.)          APPRECIATION
 (000)              (000)              (000)                 (000)
--------          -------  -----------------  --------------------
$549,834
          $       79,640   $        (29,119 ) $           50,521

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999